UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549

                          Form 8-K/A

                       Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 22, 2018
                 --------------------------

               Dynasil Corporation of America
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   (Exact name of registrant as specified in its charter)

Delaware                   001-35011                22-1734088
-----------               ---------------            -------------
(State or other           (Commission                 (IRS Employer
jurisdiction of    	   File Number)             Identification No.)

incorporation)

    313 Washington Street, Suite 403, Newton, MA  02458
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          (Address of principal executive offices)

                       (617)-668-6855
 ----------------------------------------------------------
    (Registrant's telephone number, including area code)

                       Not Applicable
(Former name or former address, if changed since last report)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [  ]     Written communications pursuant to Rule 425 under the
  Securities Act (17 CFR 230.425)

  [  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange
  Act (17 CFR 240.14a-12)

  [  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section
  230.405 ofthis chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

  Emerging growth company  [  ]

  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to
  Section 13(a) of the Exchange Act.  [  ]


EXPLANATORY NOTE

Dynasil Corporation of America ("the Company") is filing this Form 8-K/A to correct typographical errors contained in its Current Report on Form 8-K, Item 5.07, Submission of Matters to a Vote of Security Holders, which was filed with the Securities and Exchange Commission on February 26, 2018 (the "Current Report"). Specifically, due to a shift in the columns of reported results in item number 2, "Appointment of RSM US LLP as Independent Registered Public Accounting Firm", the number of votes reported as "Votes For" was incorrectly reported as 116,372. This number is being correctly reported below as 14,739,791. The number of votes reported as "Votes Against" was incorrectly reported as 92,921, and is being correctly reported below as 116,372. Additionally, the number of "Abstentions" was not reported and is correctly reported below as 92,921. No other items or disclosures in the Current Report are being amended.


Item 5.07      Submission of Matters to a Vote of Security Holders.

On February 22, 2018, the Company held its Annual Meeting. The matters voted upon were: (1) the election of seven directors to serve until the next Annual Meeting; (2) the ratification of the appointment of RSM US LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2018. No other matters came before the meeting.

(1)	Election of Directors.

The shareholders of the Company elected each of the Director nominees proposed by the Company's Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified.

The following is a breakdown of the voting results:

  		Votes For	Votes Withheld	Broker Non-Votes
                ----------      --------------  ----------------
Craig Dunham	6,095,307	3,385,920	5,467,857
Lawrence Fox	9,388,124	   93,103	5,467,857
William Hagan	9,385,123	   96,104	5,467,857
David Kronfeld	9,271,970	  209,257	5,467,857
Thomas Leonard	9,387,923	   93,304	5,467,857
Alan Levine	9,387,843	   93,384	5,467,857
Peter Sulick	9,382,044	   99,183	5,467,857



(2)	Appointment of RSM US LLP as Independent Registered Public
Accounting Firm.

The shareholders of the Company ratified the appointment of RSM US LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2018.


The following is a breakdown of the voting results:

  		Votes For	Votes Against	Abstentions	Broker Non-Votes
		----------      -------------   -----------     ----------------
Number of
Votes Cast:	14,739,791	    116,372	   92,921		0





SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


       				DYNASIL CORPORATION OF AMERICA
        				(Registrant)

Date: February 27, 2018	          By: /s/ Robert J. Bowdring

                                  Robert J. Bowdring
                                  Chief Financial Officer